UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2023

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.
On May 21, 2023, Vectren Energy Services Corporation, an Indiana corporation (the “Seller”) and a wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and between Seller and ESG Holdings Group, LLC, a Delaware limited liability company (the “Buyer”), an affiliate of Oaktree Capital Management, pursuant to which Seller has agreed to sell, subject to the terms and conditions of the Purchase Agreement, all of the outstanding limited liability company interests of Energy Systems Group, LLC, an Indiana limited liability company (“ESG”), to Buyer (the “Transaction”).
The purchase price for the Transaction is approximately $157 million, subject to customary adjustments set forth in the Purchase Agreement, including adjustments based on ESG’s net working capital at closing, indebtedness, cash and cash equivalents and transaction expenses (as so adjusted, the “Purchase Price”). The Company estimates that its net after-tax proceeds (but before fees and expenses) from the sale will be approximately $110 million, inclusive of the working capital adjustment. The Company preliminarily estimates that the Transaction will result in a GAAP pre-tax loss of approximately $12 million (primarily as a result of $134 million of goodwill associated with ESG) to be recognized in the second quarter of 2023. The Company reaffirms its previously announced non-GAAP earnings guidance. The sale furthers the Company’s continued strategic focus on its core utility businesses.
Under the Purchase Agreement, the Buyer must use reasonable best efforts to obtain releases for the Company and its affiliates for certain guarantees that have been provided to ESG’s customers and commercial counterparties. The Purchase Agreement also requires certain protections to be provided for any damages incurred by the Company in relation to these guarantees not released by closing.
The completion of the Transaction is subject to customary closing conditions, including, among others (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) customary conditions regarding the accuracy of the representations and warranties and compliance by the parties in all material respects with their respective obligations under the Purchase Agreement. The Transaction is not subject to a financing condition. The Transaction is expected to close in the third quarter of 2023, subject to satisfaction of the foregoing conditions, among other things.
The information furnished in Item 7.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Use of Non-GAAP Financial Measures
As included in this Current Report, 2023 non-GAAP earnings per diluted share, is a non-GAAP measure that excludes earnings and losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and the gain and impact, including related expenses, associated with mergers and divestitures, including the Transaction. In providing 2023 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2023 non-GAAP guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2023 non-GAAP EPS guidance range may not be met, or the projected annual non-GAAP EPS growth rate may change. The Company is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.
Management evaluates the Company’s financial performance in part based on non-GAAP earnings per share. Management believes that presenting this non-GAAP financial measure enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of anticipated future results across periods. The adjustments made in this non-GAAP financial measure exclude items that management believes do not most accurately reflect the company’s fundamental business performance. The Company’s non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, diluted earnings per share, which is the most directly comparable GAAP financial measure. This non-GAAP financial measure also may be different than non-GAAP financial measures used by other companies.

Cautionary Statements Regarding Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Current Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to benefits of the sale, the timing of the closing, and the estimated net after tax proceeds, the anticipated pre-tax GAAP loss, and non-GAAP earnings guidance. Each forward-looking statement contained in this Current Report speaks only as of the date of this report. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period or any other commitment to not close before a certain date under a timing agreement with the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction or could otherwise cause the failure of the Transaction to close, (3) the risk that a condition to the closing of the Transaction may not be satisfied, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Transaction, (5) the timing to consummate the Transaction, (6) disruption from the Transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (7) the diversion of management time and attention on the Transaction and (8) other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and other reports the Company or its subsidiaries may file from time to time with the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 22, 2023	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer